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                                                                   Exhibit 10.13
                                                                   -------------

                             AT HOLDINGS CORPORATION
                    1998 SUPPLEMENTAL STOCKHOLDERS AGREEMENT


                  THIS SUPPLEMENTAL STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of December 17, 1998, is made by and among AT Holdings Corporation, a Delaware corporation (the "Corporation"), Argo-Tech Corporation, a Delaware corporation ("Argo-Tech") and Key Trust Company of Ohio, N.A., in its capacity as Trustee (the "Trustee") under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Argo-Tech ESOP").


                                    RECITALS
                                    --------

                  WHEREAS, the parties hereto believe that it is in the best interest of the Corporation, Argo-Tech, and the Corporation's stockholders for the Trustee to join in certain provisions of the Stockholders' Agreement, dated the date hereof (the "Stockholders Agreement"), to which certain other stockholders of the Corporation are parties such that the Trustee will receive certain benefits of such Stockholders Agreement as described herein;

                  NOW, THEREFORE, in consideration of the premises and the terms herein contained, the parties hereto hereby agree as follows:


                                    AGREEMENT
                                    ---------

                                    SECTION 1

                                   DEFINITIONS
                                   -----------

                  1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to them in the Stockholders Agreement.

                                    SECTION 2

                                 TERMINATION OF
                    1994 SUPPLEMENTAL STOCKHOLDERS AGREEMENT
                    ----------------------------------------

                  2.1 TERMINATION. The parties hereto hereby waive all rights granted under the 1994 Supplemental Stockholders Agreement, as amended and supplemented to the date hereof, between the Corporation, Argo-Tech and the Trustee (the "1994 Agreement") and agree that this Agreement supersedes and replaces such 1994 Agreement in all respects.


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                                    SECTION 3

                       AMENDMENT OF STOCKHOLDERS AGREEMENT
                       -----------------------------------

                  3.1 The Corporation agrees that it will not agree or consent to any amendment, supplement, modification, alteration, waiver of rights under, or termination of the Stockholders Agreement, other than by the addition or deletion of members of the Management Investor group from time to time, without the written consent of the Trustee, which consent will not be unreasonably denied or withheld. If the Trustee has not acted upon the Corporation's written request for such consent and so advised the Corporation within ten (10) business days of its actual receipt of such a request, the consent of the Trustee shall not be required as to the individual action as to which consent was requested.

                                    SECTION 4

                                 RIGHTS GRANTED
                                 --------------

                  4.1 RIGHT OF FIRST REFUSAL. The Trustee is entitled to all rights of, and is subject to all conditions imposed on, an Investor or group of Investors owning a combined total of ten percent (10%) or more Common Stock regarding Rights of First Refusal as specifically described in Section 2.2 of the Stockholders Agreement.

                  4.2 TAG-ALONG RIGHTS. The Trustee is entitled to all rights of, and is subject to all conditions imposed on, an Investor or group of Investors owning a combined total of ten percent (10%) or more of the Common Stock regarding Tag-Along Rights as specifically described in Section 2.3 of the Stockholders Agreement.

                  4.3 REGISTRATION RIGHTS. As of the date hereof, the Company and the Trustee will have entered into the Registration Rights Agreement, by and among the Trustee and all parties to the Stockholders Agreement in the form attached as ANNEX 2 to the Stockholders Agreement.


                                    SECTION 5

                                  MISCELLANEOUS
                                  -------------

                  5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  5.2 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.



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                  5.3 NOTICES AND DEMANDS. Any notice or demand which is
required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                           if to the Corporation:

                           c/o Argo-Tech Corporation
                           23555 Euclid Avenue
                           Cleveland, Ohio  44117-1795
                           Attn: Michael S. Lipscomb
                           Phone: 216/692-6000
                           Fax: 216/692-6331

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio  44114
                           Attn: David P. Porter
                           Phone: 216/586-7215
                           Fax: 216/579-0212

                           if to the Trustee:

                           Key Trust Company of Ohio, N.A.
                           127 Public Square
                           Cleveland, Ohio  44114
                           Attn: Richard Lutts
                           Phone: 216/689-7531
                           Fax: 216/689-7548

                           with a copy to:

                           Calfee, Halter & Griswold LLP
                           800 Superior Avenue
                           Cleveland, Ohio  44114
                           Attn: Thomas A. Jorgensen
                           Phone: 216/622-8443
                           Fax: 216/241-0816




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                  5.4 TERM. The term of this Agreement shall commence as of the date hereof and shall terminate upon the first to occur of the following events:

                      (a) An initial public offering by the Corporation resulting in at least $30,000,000 of gross proceeds, without the deduction of fees, discounts and expenses; or

                      (b) the Investors, in the aggregate, own less than thirty percent (30%) (by voting power or by value of the then outstanding Common Stock.)

                  5.5 FEES AND EXPENSES. The Corporation shall reimburse the Trustee for the reasonable out-of-pocket expenses incurred by the Trustee in connection with the transactions contemplated by this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            AT HOLDINGS CORPORATION


                                            By:_________________________________
                                               Name:
                                               Title:

                                            ARGO-TECH CORPORATION


                                            By:_________________________________
                                               Name:
                                               Title:

                                            KEYTRUST COMPANY OF OHIO, N.A., in
                                             its Capacity as Trustee under the
                                             Argo-Tech Corporation Employee
                                             Stock Ownership Plan and Trust
                                             Agreement


                                            By:_________________________________
                                               Name:
                                               Title:


                                            By:_________________________________
                                               Name:
                                               Title:


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